Explanation of Responses

Name:	Citadel Equity Fund Ltd.

Address:	c/o Citadel Investment Group, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Issuer and
Ticker Symbol: Fushi Copperweld, Inc. [FSIN]

Date of Event
Requiring Statement: 5/22/2008 and 5/23/2008

Explanation of Responses:

The "Explanation of Responses" attached as and Exhibit to the Form 4 filed on January 22, 2008 with the Securities and Exchange Commission by the Reporting Persons with respect to the Issuer is incorporated by reference herein.

JOINT FILER INFORMATION

Name:	Citadel Investment Group, L.L.C.

Address:	131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and
Ticker Symbol:	Fushi Copperweld, Inc. [FSIN]

Date of Event
Requiring Statement:	5/22/2008 and 5/23/2008

CITADEL INVESTMENT GROUP, L.L.C.

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Limited Partnership

Address:	c/o Citadel Investment Group, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and
Ticker Symbol:	Fushi Copperweld, Inc. [FSIN]

Date of Event
Requiring Statement:	5/22/2008 and 5/23/2008

CITADEL LIMITED PARTNERSHIP

By:  Citadel Investment Group, L.L.C.,
its General Partner

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Investment Group (Hong Kong) Limited

Address:	c/o Citadel Investment Group, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and
Ticker Symbol:	Fushi Copperweld, Inc. [FSIN]

Date of Event
Requiring Statement:	5/22/2008 and 5/23/2008

CITADEL INVESTMENT GROUP (HONG KONG) LIMITED

By:  Citadel Investment Group, L.L.C.,
its Sole Shareholder

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Derivatives Group LLC

Address:	c/o Citadel Investment Group, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and
Ticker Symbol:	Fushi Copperweld, Inc. [FSIN]

Date of Event
Requiring Statement:	5/22/2008 and 5/23/2008

CITADEL DERIVATIVES GROUP LLC

By:  Citadel Holdings I LP,
its Non-Member Manager

By:  Citadel Investment Group II, L.L.C.,
its General Partner

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Holdings I LP

Address:	c/o Citadel Investment Group, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and
Ticker Symbol:	Fushi Copperweld, Inc. [FSIN]

Date of Event
Requiring Statement:	5/22/2008 and 5/23/2008

CITADEL HOLDINGS I LP

By:  Citadel Investment Group II, L.L.C.,
its General Partner

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Investment Group II, L.L.C.

Address:	c/o Citadel Investment Group, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and
Ticker Symbol:	Fushi Copperweld, Inc. [FSIN]

Date of Event
Requiring Statement:	5/22/2008 and 5/23/2008

CITADEL INVESTMENT GROUP II, LLC

By:  /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Kenneth Griffin

Address:	c/o Citadel Investment Group, L.L.C.
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and
Ticker Symbol:	Fushi Copperweld, Inc. [FSIN]

Date of Event
Requiring Statement:	5/22/2008 and 5/23/2008

By:  /s/ John C. Nagel
John C. Nagel, attorney-in-fact*

_______________________
* John C. Nagel is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 24, 2006, and attached hereto. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G for Morgans Hotel Group Co.